UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Helix Energy Solutions Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

HELIX ENERGY SOLUTIONS GROUP, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 7, 2013

10:00 a.m.

The Greenspoint Club

The Oak Room

16925 Northchase Drive

Houston, Texas 77060

Directions to the Helix Energy Solutions Group, Inc.

2013 Annual Meeting are available in the

proxy statement which can be viewed at

www.ematerials.com/hlx.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on May 7, 2013.

Notice is hereby given that the Annual Meeting of Shareholders of Helix Energy Solutions Group, Inc. will be held at The Greenspoint Club in the Oak Room, Houston, Texas on May 7, 2013 at 10:00 a.m.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.ematerials.com/hlx .

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 30, 2013 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR proposals 1, 2 and 3.

1.	Election of three Class I directors to serve a three-year term of office expiring at our 2016 annual meeting.
2.	Approval, on a non-binding advisory basis, of the 2012 compensation of our named executive officers.
3.	Ratification of the selection of Ernst & Young LLP as independent registered public accounting firm by the Audit Committee of the Board of Directors for the fiscal year ending December 31, 2013.
4.	To consider any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.eproxy.com/hlx
• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (Central Daylight Time) on May 6, 2013.
• Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

:	Internet – Access the Internet and go to www.ematerials.com/hlx . Follow the instructions to log in, and order copies.
(	Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
*	Email – Send us an email at ep@ematerials.com with “HLX Materials Request” in the subject line.
Whether you make your request for copies via the internet, telephone or email, you will need to provide:
• The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice – you will not be requested to provide any other personal information;
• Your preference to receive printed materials via mail-or-email;
• Your e-mail or mailing address, as applicable; and
• If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in your message.